State of Delaware
                                                      Secretary of State
                                                    Division of Corporations
                                                   Delivered 09:20 PM 05/14/2003
                                                     FILED 08:45 PM 05/14/2003
                                                  SRV 030314350 - 2350733 FILE

                            CERTIFICATE OF AMENDMENT
                           TO THE CERTIFICATE OF TRUST
                      FOR MORGAN GRENFELL INVESTMENT TRUST

         Morgan Grenfell Investment Trust (the "Trust"), a business trust filed under and in accordance with the provisions of the Delaware Statutory Trusts
(12 Del. C. ss.3801, et seq.), does hereby certify that:

1. Name. The name of the business trust formed hereby is Morgan Grenfell Investment Trust.

2. Amendment to the Certificate of Trust. Section 1. of the Certificate of Trust dated September 13, 1993, is hereby amended to change the name of the Trust from "Morgan Grenfell Investment Trust" to "Scudder MG Investments Trust."

3. Effective Date. This Certificate of Amendment shall be effective as of May 16, 2003.

        This Certificate of Amendment may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

        IN WITNESS WHEREOF, the undersigned, being the majority of the Trustees of the Trust, have signed this Certificate of Amendment on the dates indicated.

SIGNATURE                                       DATE

/s/Richard R. Burt                              May 13, 2003
---------------------------------               --------------------------
Richard R. Burt


/s/S. Leland Dill                               May 13, 2003
---------------------------------               --------------------------
S. Leland Dill


/s/Graham E. Jones                              May 13, 2003
---------------------------------               --------------------------
Graham E. Jones


/s/Richard T. Hale                              May 13, 2003
---------------------------------               --------------------------
Richard T. Hale


/s/William N. Searcy                            May 13, 2003
---------------------------------               --------------------------
William N. Searcy

SIGNATURE                                       DATE

/s/Robert H. Wadsworth                          May 13, 2003
---------------------------------               --------------------------
Robert H. Wadsworth

                        MORGAN GRENFELL INVESTMENT TRUST

                           WRITTEN INSTRUMENT AMENDING
                     THE AGREEMENT AND DECLARATION OF TRUST

         The undersigned, being the majority of the Trustees of the Morgan Grenfell Investment Trust (the "Trust"), a business trust organized under the laws of Delaware pursuant to the Agreement and Declaration of Trust dated September 13, 1993, do hereby amend, effective as of May 16, 2003, the Agreement and Declaration of Trust by changing the name of the Trust from "Morgan Grenfell Investment Trust" to "Scudder MG Investments Trust".

         This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have signed these written instruments on the dates indicated.

SIGNATURE                                               DATE

/s/Richard R. Burt                                      May 13, 2003
--------------------------                              ----------------------
Richard R. Burt


--------------------------                              ----------------------
S. Leland Dill


/s/Martin J. Gruber                                     May 13, 2003
--------------------------                              ----------------------
Martin J. Gruber

SIGNATURE                                               DATE


--------------------------                              ----------------------
Richard T. Hale


/s/Joseph R. Hardiman                                   May 13, 2003
--------------------------                              ----------------------
Joseph R. Hardiman

/s/Richard J. Herring                                   May 13, 2003
--------------------------                              ----------------------
Richard J. Herring

/s/Graham E. Jones                                      May 13, 2003
--------------------------                              ----------------------
Graham E. Jones

/s/Rebecca W. Rimel                                     May 13, 2003
--------------------------                              ----------------------
Rebecca W. Rimel

--------------------------                              ----------------------
Philip Saunders, Jr.

/s/William N. Searcy                                    May 13, 2003
--------------------------                              ----------------------
William N. Searcy

/s/Robert H. Wadsworth                                  May 13, 2003
--------------------------                              ----------------------
Robert H. Wadsworth